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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 I, Slav Stein, as President and Chief Executive Officer of AESP, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

         (1) The accompanying quarterly report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report"), filed with the Securities and Exchange Commission, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: August 13, 2003                   /s/ Slav Stein
                                        ----------------------------------------
                                        Slav Stein
                                        President and Chief Executive Officer